Subsequent Event	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE Y—SUBSEQUENT EVENT
Agreement to Acquire Piedmont Bancorp, Inc.
On May 9, 2024, United entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Piedmont Bancorp, Inc., a Georgia corporation (“Piedmont”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Piedmont will merge with and into United (the “Merger”), with United as the surviving corporation in the Merger. Immediately following the Merger, Piedmont’s wholly-owned subsidiary, The Piedmont Bank, a state bank chartered under the laws of the State of Georgia, will merge with and into United’s wholly-owned subsidiary, United Bank, a state bank chartered under the laws of the Commonwealth of Virginia (the “Bank Merger”), with United Bank as the surviving bank in the Bank Merger. The Merger Agreement was approved and adopted by the board of directors of each of United and Piedmont.
Piedmont is a well-capitalized, single bank holding company headquartered in Atlanta, Georgia with total assets of approximately $2.1 billion, total loans of approximately $1.7 billion, total liabilities of approximately $1.9 billion, total deposits of approximately $1.8 billion, and total shareholders’ equity of approximately $195 million as of March 31, 2024. Piedmont is the holding company for The Piedmont Bank, a Georgia state-chartered bank, with sixteen locations in the State of Georgia.
Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value, of Piedmont (“Piedmont Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares of Piedmont Common Stock held by United and its subsidiaries, will be converted into the right to receive, without interest, (a) 0.300 of a share (the “Exchange Ratio”) of common stock, $2.50 par value, of United (“United Common Stock” and such consideration is hereinafter referred to as the “Merger Consideration”) and (b) cash in lieu of fractional shares.
At the Effective Time, (i) each option to purchase shares of Piedmont Common Stock will fully vest and will be cashed out based on a formula that takes into account the difference between the exercise price and the volume-weighted average of the closing sales price on Nasdaq of United Common Stock for the 10 full trading days ending on the second trading day immediately preceding the Effective Time and the Exchange Ratio, (ii) each warrant to purchase shares of Piedmont Common Stock will fully vest and holders will have the option to convert into the right to receive shares of United Common Stock based on the exchange ratio or be cashed out based on the same formula applicable to option holders, and (iii) each restricted stock grant, restricted stock unit grant and any other outstanding equity award with respect to Piedmont Common Stock that is subject to vesting will fully vest and be entitled to receive the Merger Consideration.
The completion of the Merger and the Bank Merger are subject to the satisfaction of customary closing conditions, including receipt of regulatory approvals from the Board of Governors of the Federal Reserve System and the Virginia Bureau of Financial Institutions, regulatory filings with the Georgia Department of Banking and Finance, and the approval by the stockholders of Piedmont.